ACCOUNTS RECEIVABLE AND OTHER (Tables)	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of accounts receivable and other

	As of December 31,
US$ MILLIONS	2024	2023
Current:
Accounts receivable(1)	$648	$797
Finance lease receivables	108	91
Prepayments & other assets	30	51
Total current	$786	$939

Non-current:
Finance lease receivables	$1,315	$1,239
Restricted cash(2)	79	91
Other assets	155	94
Total non-current	$1,549	$1,424

(1)Includes $200 million (2023: $291 million) receivable from one customer. Please refer to Note 17 for revenues attributable to this customer.
(2)Restricted cash primarily relates to our company’s financing arrangements, including debt service accounts. Cash that becomes unrestricted within one year of the reporting date is classified as cash and cash equivalents.